UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: July 29, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    July 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1      100,000,000.00    98,964,649.37   1,088,264.67    247,389.27  1,335,653.94     0.00       0.00       97,876,384.70
IA_3      168,194,400.00   126,771,458.08  24,767,000.43    230,808.85 24,997,809.28     0.00       0.00      102,004,457.65
IA_4       42,048,600.00    31,692,864.52   6,191,750.11    561,441.20  6,753,191.31     0.00       0.00       25,501,114.41
IIA_1     126,000,000.00   124,491,481.01   1,594,525.53    414,934.11  2,009,459.64     0.00       0.00      122,896,955.48
IIA_3      96,741,600.00    72,873,687.45  22,780,071.60    132,678.85 22,912,750.45     0.00       0.00       50,093,615.85
IIA_4      24,185,400.00    18,218,421.86   5,695,017.90    322,740.55  6,017,758.45     0.00       0.00       12,523,403.96
IIA_P         116,091.00       115,356.23      27,188.06          0.00     27,188.06     0.00       0.00           88,168.17
B1          7,740,000.00     7,732,718.49       7,335.48     38,660.10     45,995.58     0.00       0.00        7,725,383.01
B2          3,440,000.00     3,436,763.77       3,260.21     17,182.27     20,442.48     0.00       0.00        3,433,503.56
B3          2,006,000.00     2,004,112.83       1,901.16     10,019.65     11,920.81     0.00       0.00        2,002,211.67
B4          1,146,000.00     1,144,921.89       1,086.11      5,724.09      6,810.20     0.00       0.00        1,143,835.78
B5            860,000.00       859,190.94         815.05      4,295.56      5,110.61     0.00       0.00          858,375.89
B6            862,204.63       861,393.50         817.14      4,306.58      5,123.72     0.00       0.00          860,576.36
R                   0.00             0.00           0.00          0.00          0.00     0.00       0.00                0.00
TOTALS    573,340,295.63   489,167,019.94  62,159,033.45  1,990,181.08 64,149,214.53     0.00       0.00      427,007,986.49

IA_2       50,000,000.00    49,482,324.69           0.00    247,389.27    247,389.27     0.00       0.00       48,938,192.35
IIA_2      42,000,000.00    41,497,160.34           0.00    207,467.06    207,467.06     0.00       0.00       40,965,651.83
A_X        57,568,370.00    48,984,979.56           0.00    265,311.34    265,311.34     0.00       0.00       42,805,430.74
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1    36228FTD8     989.64649370    10.88264670    2.47389270    13.35653940   978.76384700           IA_1        3.000000 %
IA_3    36228FTF3     753.71985084   147.25222974    1.37227428   148.62450403   606.46762110           IA_3        2.185000 %
IA_4    36228FTG1     753.71985084   147.25222980   13.35219722   160.60442702   606.46762104           IA_4       21.260000 %
IIA_1   36228FTH9     988.02762706    12.65496452    3.29312786    15.94809238   975.37266254           IIA_1       4.000000 %
IIA_3   36228FTK2     753.28180896   235.47338063    1.37147670   236.84485733   517.80842833           IIA_3       2.185000 %
IIA_4   36228FTL0     753.28180886   235.47338063   13.34443714   248.81781777   517.80842823           IIA_4      21.260000 %
IIA_P   36228FTM8     993.67074106   234.19610478    0.00000000   234.19610478   759.47463628           IIA_P       0.000000 %
B1      36228FTP1     999.05923643     0.94773643    4.99484496     5.94258140   998.11150000           B1          6.000000 %
B2      36228FTQ9     999.05923547     0.94773547    4.99484593     5.94258140   998.11150000           B2          6.000000 %
B3      36228FTR7     999.05923729     0.94773679    4.99484048     5.94257727   998.11150050           B3          6.000000 %
B4      36229RJQ3     999.05924084     0.94773997    4.99484293     5.94258290   998.11150087           B4          6.000000 %
B5      36229RJR1     999.05923256     0.94773256    4.99483721     5.94256977   998.11150000           B5          6.000000 %
B6      36229RJS9     999.05923725     0.94773325    4.99484676     5.94258001   998.11150399           B6          6.000000 %
TOTALS                853.18792987   108.41560226    3.47120392   111.88680618   744.77232761

IA_2    36228FTE6     989.64649380     0.00000000    4.94778540     4.94778540   978.76384700           IA_2        6.000000 %
IIA_2   36228FTJ5     988.02762714     0.00000000    4.93969190     4.93969190   975.37266262           IIA_2       6.000000 %
A_X     36228FTN6     850.90092980     0.00000000    4.60863040     4.60863040   743.55815077           A_X         6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  234,302,852.48
                                        Pool 2 Mortgage Loans                                                  192,705,134.12

Sec. 4.01(c)    Available Distribution                                                                          64,869,382.25
                                        Aggregate Principal Distribution Amount                                 62,159,033.46
                                        Principal Prepayment Amount                                             61,694,838.36

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                 31,805,545.67
                                        Group 2                                                                 29,889,292.69

Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                   247,389.27
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IA-2
                                                              Accrued and Paid for Current Month                   247,389.27
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IA-3
                                                              Accrued and Paid for Current Month                   230,808.85
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IA-4
                                                              Accrued and Paid for Current Month                   561,441.20
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                   414,934.11
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                   207,467.06
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                   132,678.85
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class IIA-4
                                                              Accrued and Paid for Current Month                   322,740.55
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                   265,311.34
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                    38,660.10
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    17,182.27
                                                              Accrued and Paid from Prior Months                         0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                    10,019.65
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                     5,724.09
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                     4,295.56
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                     4,306.58
                                                              Accrued and Paid from Prior Months                         0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          101,909.80
                                        Trustee Fee Paid                                                             1,019.10

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                              989
                                        Balance of Outstanding Mortgage Loans                                  427,007,986.60

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group 1
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                         Total                       0                         0.00                  0.00 %
                                          Group 2
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          0                     0.00                  0.00 %
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of REO Loans


                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                   0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00%
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                    464,195.10
                                                              Payoffs                                             61,503,979.18
                                                              Prepayments                                            190,859.18
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Realized Losses                                              0.00

                                                              Realized Losses Group 1                                      0.00
                                                              Realized Losses Group 2                                      0.00
                                                              Realized Gains                                               0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                     0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                       244.86
                                                              Class IA-1                                                  22.35
                                                              Class IA-2                                                  22.35
                                                              Class IA-3                                                  20.85
                                                              Class IA-4                                                  50.72
                                                              Class IIA-1                                                 37.49
                                                              Class IIA-2                                                 18.74
                                                              Class IIA-3                                                 11.99
                                                              Class IIA-4                                                 29.16
                                                              Class B1                                                     3.49
                                                              Class B2                                                     1.55
                                                              Class B3                                                     0.91
                                                              Class B4                                                     0.52
                                                              Class B5                                                     0.39
                                                              Class B6                                                     0.39
                                                              Class A-X                                                   23.97


Sec. 4.01(s) Group I
                                        Senior Percentage I                                                           96.6476 %
                                        Senior Prepayment Percentage I                                               100.0000 %

                                        Subordinate Percentage I                                                       3.3524 %
                                        Subordinate Prepayment Percentage I                                            0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                          96.8073 %
                                        Senior Prepayment Percentage II                                              100.0000 %

                                        Subordinate Percentage II                                                      3.1927 %
                                        Subordinate Prepayment Percentage II                                           0.0000 %

Aggregate
                                        Scheduled Principal                                                          464,195.10
                                        Unscheduled Principal                                                     61,694,838.36
                                        Beginning Balance                                                        489,167,020.06
                                        Ending Balance                                                           427,007,986.60
                                        Net Wac                                                                         6.64949
                                        Weighted Averge Maturity                                                         345.00
Groups
                                        Net Wac Group 1                                                                 6.77769
                                        Net Wac Group 2                                                                 6.49624

                                        Wam Group 1                                                                      345.03
                                        Wam Group 2                                                                      345.48


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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